UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MEET	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On October 25, 2019, the Board of Directors (the “Board”) of The Meet Group, Inc., a Delaware corporation (the “Company”), approved an exemption request process (the “Exemption Request Process”) for persons to submit a request to the Board wherein such persons request an exemption (an “Exemption Request”) from the Company’s Section 382 Tax Benefits Preservation Plan, dated as of October 4, 2019 (the “Section 382 Tax Benefits Preservation Plan”), by and between the Company’s and Action Stock Transfer Corporation, as Rights Agent (as defined in the Section 382 Tax Benefits Preservation Plan). The Exemption Request Process also provides certain information on how the Board intends to consider Exemption Requests that are submitted to it.

The purpose of an Exemption Request is to facilitate a person’s acquisition of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), that would, if consummated, result in such person (together with its affiliates and associates) Beneficially Owning (as defined in the Section 382 Tax Benefits Preservation Plan) 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder (as defined in the Section 382 Tax Benefits Preservation Plan), additional shares of Common Stock) and, thereby, in the absence of an exemption being approved by the Board, would result in such person being deemed an Acquiring Person (as defined in the Section 382 Tax Benefits Preservation Plan).

The foregoing description of the Exemption Request Process is intended to provide a general description only, does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Exemption Request Process, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	The Meet Group, Inc. Section 382 Tax Benefits Preservation Plan Exemption Request Process, as adopted on October 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date:	October 25, 2019	By: /s/ Geoff Cook
Name: Geoff Cook Title: Chief Executive Officer